Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement Dated October 6, 2026 to the current statutory prospectuses, initial summary prospectuses and updating summary prospectuses for:

Investment Edge® 15.0

Investment Edge® 21.0

This Supplement modifies certain information in the above-referenced prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectuses, initial summary prospectuses and updating summary prospectuses are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus.

Effective October 1, 2026, the following hereby replaces the Current Expenses in “Appendix: Investment options available under the contract” for the following funds:

Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses
PIMCO Global Bond Opportunities Portfolio (Unhedged) — Pacific Investment Management Company LLC	1.10%
PIMCO Global Managed Asset Allocation Portfolio — Pacific Investment Management Company LLC	0.96%	˄

IE 15, IE 21 NB/In Force	Cat #800323 (10/26)
#19716